UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 13, 2014

Parametric Sound Corporation

(Exact name of registrant as specified in its charter)

Nevada	001-35465	27-2767540
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

13771 Danielson Street, Suite L

Poway, California 92064

(Address of Principal Executive Offices)

888-477-2150

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14.a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On March 13, 2014, Parametric Sound Corporation (the “Company”) entered into a Fourth Amendment (the “Amendment”) to its Credit Agreement, dated August 22, 2012 (as amended, the “Credit Agreement”), with Voyetra Turtle Beach, Inc., (“VTB”, and collectively with the Company, the “Borrowers”), VTB Holdings, Inc. (“VTBH, and collectively with VTB, “Turtle Beach”), the various financial institutions and other persons from time to time party thereto as lenders, and PNC Bank, N.A. (“PNC”), as administrative agent and collateral agent for the lenders. The purpose of the Amendment is to, among other things, (i) increase the maximum principal amount of the lenders’ revolving loan commitment between February 28, 2014 and April 15, 2014 from $35 million to approximately $39 million, (ii) provide that the Borrowers, on or prior to April 15, 2014, will reduce the aggregate dollar amount of revolving loans outstanding under the Credit Agreement to the lesser of $35 million or the Company’s borrowing base (calculated in accordance with the terms of the Credit Agreement) as of such date, (iii) waive the Company’s obligation to deliver certain certificates regarding the its liquidity and borrowing base for the fiscal month ended February 28, 2014, and to specify the delivery date of such certificates during March 2014 and April 2014, (iv) eliminate a requirement that the Borrowers reduce the aggregate dollar amount of revolving loans and swing loans outstanding under the Credit Agreement to an amount no greater than $25 million for a thirty consecutive day period during the first fiscal quarter of each fiscal year, and (v) eliminate the lenders’ obligation to make additional revolving loan commitments after February 28, 2014, in each case, effective as of February 28, 2014. In addition, PNC and the other lenders will receive an agreed upon fee in connection with the Amendment.

In connection with the Amendment, SG Growth Partners I LP, a Delaware limited partnership (“SG Growth Partners”), has agreed to purchase from the Borrowers, and the Borrowers have agreed to issue to SG Growth Partners, subordinated notes in an amount (up to an aggregate of $10 million) equal to the amount by which the aggregate dollar amount of revolving loans outstanding under the Credit Agreement exceeds, or the Company’s liquidity capacity is less than, certain agreed upon amounts on specified dates beginning April 4, 2014, with the proceeds of such issuances required to be applied to reduce the amount of revolving loans outstanding under the Credit Agreement. SG Growth Partners is the sole member of SG VTB Holdings, LLC (“SG VTB”), the Company’s largest shareholder. Under the terms of the Amendment, the terms of any subordinated notes issued to SG Growth Partners will be substantially similar to the terms of the subordinated note issued to SG VTB by Turtle Beach in connection with the third amendment to the Credit Agreement, filed with the Securities and Exchange Commission as Exhibit 10.10 to the Company’s Current Report on Form 8-K dated January 16, 2014 (the “Third Amendment 8-K”).

The foregoing summary of the Amendment is subject to, and qualified in its entirety by, the full text of the Amendment, attached as Exhibit 10.5 hereto and incorporated herein by reference, as well as the Company’s prior filings with respect to the Credit Agreement and the prior amendments thereto filed as exhibits 10.1, 10.2, 10.3 and 10.4 to the Third Amendment 8-K.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 above is hereby incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Credit Agreement, dated August 22, 2012, among Voyetra Turtle Beach, Inc., as the Borrower, VTB Holdings, Inc. (“VTBH”), the various financial institutions and other persons party thereto from time to time as Lenders, PNC Bank, National Association, as administrative and collateral agent for the Lenders, Swingline Lender and as the Issuer, PNC Capital Markets LLC, as a Joint Lead Arranger and Sole Bookrunner, Manufacturers and Traders Trust Company, Silicon Valley Bank, and Citibank, N.A., each as a Lender, Joint Lead Arranger and Co-Syndication Agent, and National Penn Bank and Sumitomo Mitsui Banking Corp., each as a Lender and Co-Documentation Agent. (Incorporated by reference to Exhibit 10.1 to the Company’s current report on Form 8-K filed with the Securities and Exchange Commission on January 16, 2014)

10.2	Waiver and First Amendment, dated July 17, 2013, to the Credit Agreement, dated August 22, 2012, by and among Voyetra Turtle Beach, Inc., as the Borrower, VTB Holdings, Inc., the various financial institutions and other

Persons from time to time party thereto as Lenders, and PNC Bank, National Association, as administrative agent and collateral agent for the Lenders. (Incorporated by reference to Exhibit 10.2 to the Company’s current report on Form 8-K filed with the Securities and Exchange Commission on January 16, 2014)

10.3	Second Amendment, dated August 5, 2013, to the Credit Agreement, dated August 22, 2012 (as amended), by and among Voyetra Turtle Beach, Inc., as the Borrower, VTB Holdings, Inc., the various financial institutions and other Persons from time to time party thereto as Lenders, and PNC Bank, National Association, as administrative agent and collateral agent for the Lenders. (Incorporated by reference to Exhibit 10.3 to the Company’s current report on Form 8-K filed with the Securities and Exchange Commission on January 16, 2014)

10.4	Third Amendment, dated January 15, 2014 , to the Credit Agreement, dated August 22, 2012 (as amended), by and among Voyetra Turtle Beach, Inc., as the Borrower, VTB Holdings, Inc., the various financial institutions and other Persons from time to time party thereto as Lenders, and PNC Bank, National Association, as administrative agent and collateral agent for the Lenders. (Incorporated by reference to Exhibit 10.4 to the Company’s current report on Form 8-K filed with the Securities and Exchange Commission on January 16, 2014)

10.5	Fourth Amendment, dated March 13, 2014 and effective February 28, 2014 , to the Credit Agreement, dated August 22, 2012 (as amended), by and among Voyetra Turtle Beach, Inc., Parametric Sound Corporation, VTB Holdings, Inc., the various financial institutions and other Persons from time to time party thereto as Lenders, PNC Bank, National Association, as administrative agent and collateral agent for the Lenders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: March 19, 2014	PARAMETRIC SOUND CORPORATION

	By:	/s/ John T. Hanson
John T. Hanson
Chief Financial Officer